Advanced Series Trust

The Prudential Series Fund

Supplement dated January 21, 2009 to Prospectuses dated May 1, 2008

Lehman Brothers Indexes Become Barclays Capital Indexes

On September 20, 2008, Barclays Capital acquired the investment banking and capital markets operations of Lehman Brothers, Inc. As a result of this acquisition, the Lehman Brothers securities indexes have been rebranded as Barclays Capital indexes. Within the prospectus, references to Lehman Brothers as part of an index name are replaced with Barclays Capital, except where references to the Lehman Brothers indexes predate the rebranding. As of the date hereof, there have been no changes to the composition of the indexes as a result of the rebranding.

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